GSMS 2004-GG2 (CLASS B)

Balance               $65,110,000.00  Delay           9
Initial Coupon        5.49            Dated           8/1/2004
Settle                8/12/2004       First Payment   9/10/2004

Price                               1
                                Yield
--------------------------------------
              97.9930           5.806
--------------------------------------
              98.4930           5.737
--------------------------------------
              98.9930           5.670
--------------------------------------
              99.4930           5.603
--------------------------------------
              99.9930           5.536
--------------------------------------
             100.4930           5.469
--------------------------------------
             100.9930           5.403
--------------------------------------
             101.4930           5.338
--------------------------------------
             101.9930           5.273
--------------------------------------
             102.4930           5.208
--------------------------------------
             102.9930           5.143
--------------------------------------

                  WAL           9.977
             Mod Durn           7.505

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSMS 2004-GG2 (CLASS C)

Balance               $29,299,000.00  Delay           9
Initial Coupon        5.532           Dated           8/1/2004
Settle                8/12/2004       First Payment   9/10/2004

Price                               1
                                Yield
--------------------------------------
              97.9990           5.848
--------------------------------------
              98.4990           5.780
--------------------------------------
              98.9990           5.712
--------------------------------------
              99.4990           5.645
--------------------------------------
              99.9990           5.578
--------------------------------------
             100.4990           5.511
--------------------------------------
             100.9990           5.445
--------------------------------------
             101.4990           5.380
--------------------------------------
             101.9990           5.315
--------------------------------------
             102.4990           5.250
--------------------------------------
             102.9990           5.185
--------------------------------------

                  WAL           9.994
             Mod Durn           7.499


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

STRESS SCENARIO FOR LOANS WITH LTV   > 80% OR COUPON   > 6.25%

--------------------------------------------------------------------------------------------------------------------------
     REPLINE                           LOAN                              BALANCE             COUPON            LTV
--------------------------------------------------------------------------------------------------------------------------
                1 1410 Broadway                                          $ 97,839,965.43        6.498750            78.90
                2 Town & Country Resort                                  $ 71,500,000.00        6.360000            64.59
                3 Euclid Plaza (8)                                       $ 22,800,000.00        6.730000            82.91
                4 Jefferson Village Shopping Center                      $ 15,900,000.00        5.812000            82.38
                5 College Greens Shopping Center (8)(12)(13)             $ 15,250,000.00        7.100000            77.27
                6 Raymour & Flanigan                                     $ 10,838,168.78        6.663000            72.25
                7 The Camp                                               $  9,364,496.42        6.620000            66.41
                8 Chula Vista Medical Plaza                              $  9,241,570.76        5.390000            80.08
                9 Puritan Mill (16)                                      $  9,000,000.00        6.525000            78.26
               10 Merrill Ridge Plaza                                    $  7,793,066.87        5.730000            80.34
               11 United Artists Theatres, Roseville                     $  7,291,977.93        6.740000            71.63
               12 Desert View Mobile Home Park                           $  5,910,000.00        5.880000            81.09
               13 Northwest Corporate Center II                          $  5,750,000.00        6.260000            78.23
               14 CVS, Carefree                                          $  3,975,000.00        6.461000            70.35
               15 54/41 Self Storage                                     $  3,750,000.00        6.455000            74.26
               16 Willows of Woodhaven                                   $  3,197,162.88        5.740000            81.98
               17 Giant Ground Lease                                     $  3,044,845.25        6.350000            64.10
               18 The Esquire Theater (19)                               $  2,988,295.23        6.540000            59.77
               19 Kleppe Business Park                                   $  2,896,657.78        6.510000            68.97
               20 Evergreen Mobile Home Park                             $  2,555,500.00        5.880000            81.09
               21 Country Terrace Mobile Home Park                       $  2,397,000.00        5.880000            82.66
               22 1075 Zonolite Road                                     $  2,173,341.27        6.310000            74.30
               23 NUA Properties                                         $  1,548,971.27        6.800000            67.35
               24 Greg Street                                            $  1,197,002.73        6.500000            63.00
--------------------------------------------------------------------------------------------------------------------------
                                                                         $318,203,022.60



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

-----------------------------------------------------------------------------
         A2 @ PRICING      PRELIMCOUP         0 CDR       DEFAULT 2YRS OUT
-----------------------------------------------------------------------------
                                         ------------------------------------
             $ 100.4981           4.371%            4.23                4.19 Yield
                                         ------------------------------------
                                                                        2.97 WAL
                                                                        2.74 Dur

-----------------------------------------------------------------------------
         A4 @ PRICING      PRELIMCOUP         0 CDR       DEFAULT 2YRS OUT
-----------------------------------------------------------------------------
                                         ------------------------------------
             $ 100.4973           5.013%            4.95                4.92 Yield
                                         ------------------------------------
                                                                        4.95 WAL
                                                                        4.29 Dur


-----------------------------------------------------------------------------
         B @ PRICING       PRELIMCOUP         0 CDR       DEFAULT 2YRS OUT
-----------------------------------------------------------------------------
                                         ------------------------------------
             $ 100.4984           5.529%            5.51                5.50 Yield
                                         ------------------------------------
                                                                        9.97 WAL
                                                                        7.49 Dur

        Note: Defaults run @ period 25, 35% Recovery, PI Advances and 12 mos Lag

GIVEN THE FOLLOWING STRUCTURE:

             Class          Balance            Prelim Coup*
             A1Multi    192,669,530.93           4.924


             A1          45,000,000.00           2.901

             A2          99,000,000.00           4.161
             A3         257,000,000.00           4.491
             A4         207,555,000.00           4.842
             A5         172,797,000.00           5.147
             A6       1,298,309,469.07           5.282
             B           65,485,000.00           5.415
             C           29,469,000.00           5.465
             D           52,387,000.00           5.514
             E           29,469,000.00           5.564
             F           26,194,000.00           5.593
             G           22,919,000.00           5.593
             H           29,469,000.00           5.593
             J            6,549,000.00           4.960
             K           13,097,000.00           4.960
             L           13,097,000.00           4.960
             M            9,822,000.00           4.960
             N            6,549,000.00           4.960
             O            9,822,000.00           4.960
             P           32,743,984.06           4.960
             IO       2,619,402,984.06

             *Coups are based on preliminary spreads and 7/22 close

CDR TABLE: CDR starting in period 25, 35% Severity, 12Mos Lage

---------------------------------------------------------------------------------------------------------------
    PRICE          0%CDR           1%CDR           3%CDR           5%CDR           7%CDR           10%CDR
---------------------------------------------------------------------------------------------------------------
        100.5            4.86            4.86            4.86            4.86            4.86             4.68 yield
---------------------------------------------------------------------------------------------------------------
Collat Loss              0.0%            1.9%            5.4%            8.5%           11.3%            15.0%
---------------------------------------------------------------------------------------------------------------